Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John Mark Ramsey does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, the Quarterly Report of Sentio Healthcare Properties, Inc. on Form 10-Q for the three-month period ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sentio Healthcare Properties, Inc.

/s/ JOHN MARK RAMSEY
Date: November 14, 2012	John Mark Ramsey
President and Chief Executive Officer (Principal Executive Officer)